                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                       AMENDMENT TO APPLICATION OR REPORT
                     FILED PURSUANT TO SECTION 13, OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         LAMINATING TECHNOLOGIES, INC.
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               (Exact name of registrant as specified in charter)

                                AMENDMENT NO. 1

         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report dated as of April 2, 1998 on Form 8-K as set forth in the pages attached hereto;

     (List all such items, financial statements, exhibits or other portions amended)

         Item 4 is amended to add the response letter of Richard A. Eisner & Company, LLP attached hereto.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.



                                             Laminating Technologies, Inc.
                                             -----------------------------
                                                       (Registrant)



May 6, 1998                                  By:  /s/ Michael E. Noonan
-----------                                      -------------------------
                                                 Michael E. Noonan
                                                 Chief Executive
                                                 Officer and President

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                 [Richard A. Eisner & Company, LLP Letterhead]



April 24, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:      Laminating Technologies, Inc.
         File Re. No. 0-21061

We were previously the independent auditors for Laminating Technologies, Inc. (the "Company"); under the date of June 4, 1997, we reported on the consolidated financial statements of Laminating Technologies, Inc. and subsidiary (a development stage company) as at March 31, 1997, for each of the years in the two-year period then ended and for the period from April 19, 1993 (commencement of operations) through March 31, 1997. On March 25, 1998 our engagement was terminated. We have read the statements included under Item 4 of Form 8-K dated April 2, 1998 of Laminating Technologies, Inc. and we agree with such statements except that we have no knowledge with respect to the statements made concerning Grant Thornton LLP.



Very truly yours,


/s/ Richard A. Eisner & Company